Exhibit 10.2

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT NO. 4
TO SECOND AMENDED AND RESTATED LOAN ORIGINATION AGREEMENT
This AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED LOAN ORIGINATION AGREEMENT (this “Amendment”), dated as of February 20, 2019 (the “Effective Date”), by and among GreenSky, LLC, a Georgia limited liability company (“Servicer”), GreenSky Servicing, LLC, a Georgia limited liability company (“GreenSky Servicing”), and SunTrust Bank, a Georgia banking corporation (“Lender”).

WITNESSETH:
WHEREAS, Servicer, GreenSky Servicing and Lender previously entered into that certain Second Amended and Restated Loan Origination Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “LOA”), dated as of December 31, 2016;
WHEREAS, Servicer, GreenSky Servicing and Lender desire to amend the LOA to modify and clarify certain terms therein; and
WHEREAS, pursuant to Section 7.01 of the LOA, Servicer, GreenSky Servicing and Lender agree to amend the LOA pursuant to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto agree as follows:
Section 1.     Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the LOA.
Section 2.     Amendment to the LOA.
Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the LOA shall be and hereby is amended as follows:
(a)    Schedule B to the LOA is hereby deleted in its entirety and Schedule B to this Amendment is hereby substituted in lieu thereof.
(b)    Schedule C to the LOA is hereby deleted in its entirety and Schedule C to this Amendment is hereby substituted in lieu thereof.
(c)    Section 2.01(a) of the Agreement is amended to add the following as subsection (iv) of Section 2.01(a):
“[*****].”

Exhibit 10.2

CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Section 3.     Representations of Servicer, GreenSky Servicing and Lender. Each of Servicer, GreenSky Servicing and Lender hereby represents and warrants to the parties hereto that as of the date hereof each of the representations and warranties contained in the LOA are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).
Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the parties hereto of a fully executed counterpart of this Amendment from each party.
Section 5.    Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the LOA as of the date hereof. Except as amended by this Amendment, the LOA remains unchanged and in full force and effect. This Amendment shall constitute a transaction document.
Section 6.    Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of an executed counterpart hereof by facsimile or .pdf shall constitute delivery of an executed counterpart hereof.
Section 7.    Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
Section 8.    Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties and their respective successors and permitted assigns.
Section 9.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WHITNESS WHEREOF, Servicer, Lender and GreenSky Servicing have each caused this Amendment to be duly executed by their respective duly authorized officers as of the Effective Date.
GREENSKY, LLC

By:     /s/ Timothy D. Kaliban
Name:    Timothy D. Kaliban
Title:    President
Date:    March 06, 2019

GREENSKY SERVICING, LLC

By:     /s/ Timothy D. Kaliban
Name:    Timothy D. Kaliban
Title:    President
Date:    March 06, 2019

SUNTRUST BANK
By:     /s/ Michal Sroka
Name:    Michal Sroka
Title:    SVP
Date:    March 08, 2019

Signature Page to Amendment No. 4
to Second Amended and Restated
Loan Origination Agreement

EXHIBIT INDEX

Schedule B – Underwriting Criteria
Schedule B-1 – Home Improvement Credit Policy
Schedule B-2 – Patient Solutions Credit Policy
Schedule C – Approved Product Offerings